UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2017

DEVRY EDUCATION GROUP INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13988	36-3150143
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois (Address of Principal Executive Offices)	60515 (Zip Code)

Telephone: (630) 515-7700
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 24, 2017, DeVry Education Group Inc. (“DeVry Group”) announced that Gregory S. Davis, Senior Vice President, General Counsel and Secretary, and Steven Riehs, Group President, Medical and Online Education, were leaving DeVry Group, effective immediately. The departures represent mutual agreements between DeVry Group and each of Messrs. Davis and Riehs.  F. Willis (“Bill”) Caruso, Jr., DeVry Group’s Vice President and Deputy General Counsel, will serve as Interim General Counsel and DeVry Group’s medical and veterinary institutions will report directly to Lisa W. Wardell, Chief Executive Officer of DeVry Group, as executive searches are conducted for the positions of General Counsel and Group President, Medical and Healthcare.
In connection with their departures, Messrs. Davis and Riehs (a) will receive payments equal to 30 days of their salary and will be entitled to participate in DeVry Group’s health and welfare benefits plans until February 23, 2017 and (b) in accordance with their existing employment agreements, will receive severance payments equal to 1.5 times their annual base salary plus their target management incentive plan (“MIP”) awards, payable in 18 equal monthly payments, plus pro-rated MIP awards based on actual performance for DeVry Group’s 2017 fiscal year, payable at the time MIP awards are paid to other recipients, together with certain outplacement and health benefits.  Their severance terms are described in additional detail under “2016 Potential Payments Upon Termination or Change-in-Control—Employment Agreements—Other Continuing NEOs” in DeVry Group’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on October 4, 2016. In addition, Messrs. Davis and Riehs will be treated as having retired for the purposes of all of their outstanding stock options and other equity awards that include a definition of the term “retirement.”
Forward Looking Statements
Certain statements contained in this Form 8-K, including those that affect DeVry Group’s expectations or plans, may constitute forward-looking statements subject to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as DeVry Education Group Inc. or its management “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “foresees,” “intends,” “plans” or other words or phrases of similar import.
Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause DeVry Group’s actual results to differ materially from those projected or implied by these forward-looking statements.  Additional information regarding factors that could cause results to differ can be found in DeVry Group’s Annual Report on Form 10-K for the fiscal year ended June 30, 2016, and quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2016.
These forward-looking statements are based on information as of January 24, 2017, and DeVry Group assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Item 9.01	Financial Statements and Exhibits.
Exhibit 10.1	Executive Employment Agreement with Gregory S. Davis, dated July 7, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DEVRY EDUCATION GROUP INC.

Dated:	January 24, 2017	By:	/s/ Kathleen Carroll
			Name:	Kathleen Carroll
			Title:	Vice President and Controller